Harbor Fixed Income Funds

Supplement to Prospectus dated March 1, 2019
Harbor Bond Fund
December 12, 2019
Effective December 11, 2019, Mihir P. Worah no longer serves as a portfolio manager for Harbor Bond Fund (the “Fund”). Pacific Investment Management Company LLC (“PIMCO”) continues to serve as the subadviser to the Fund. Scott A. Mather and Mark R. Kiesel continue to serve as portfolio managers for the Fund, and effective December 11, 2019, Mohit Mittal will also serve as portfolio manager for the Fund.
The following replaces the corresponding information in the “Portfolio Management” section on page 20 of the Prospectus:
Portfolio Managers
Scott A. Mather Pacific Investment Management Company LLC
Mr. Mather is Chief Investment Officer, U.S. Core Strategies and a Managing Director of PIMCO and has managed the Fund since 2014.
Mark R. Kiesel Pacific Investment Management Company LLC
Mr. Kiesel is Chief Investment Officer, Global Credit and a Managing Director of PIMCO and has managed the Fund since 2014.
Mohit Mittal Pacific Investment Management Company LLC
Mr. Mittal is a Managing Director of PIMCO and has managed the Fund since 2019.

Harbor Fixed Income Funds
Supplement to Prospectus dated March 1, 2019 — Continued

The following replaces the corresponding information on page 35 of the Prospectus:
Harbor Bond Fund
Pacific Investment Management Company, LLC (“PIMCO”), located at 650 Newport Center Drive, Newport Beach, CA 92660, serves as Subadviser to Harbor Bond Fund. The portfolio managers are jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Scott A. Mather	2014	Mr. Mather joined PIMCO in 1998 and is Chief Investment Officer, U.S. Core Strategies and a Managing Director. He is a member of the Investment Committee and a Generalist Portfolio Manager. Mr. Mather also oversees ESG portfolio integration in the U.S. Previously he was Head of Global Portfolio Management. Before that, he led portfolio management in Europe, managed euro and pan-European portfolios and worked closely with many Allianz-related companies. He also served as a managing director of Allianz Global Investors KAG. Prior to these roles, Mr. Mather co-headed PIMCO’s mortgage- and asset-backed securities team. Prior to joining PIMCO, he was a fixed income trader specializing in mortgage-backed securities at Goldman Sachs. Mr. Mather began his investment career in 1995.
Mark R. Kiesel	2014	Mr. Kiesel joined PIMCO in 1996 and is the Chief Investment Officer, Global Credit and a Managing Director. He is a member of the Investment Committee, a Generalist Portfolio Manager and the Global Head of Corporate Bond Portfolio Management, with oversight for the firm’s investment grade, high yield, bank loan, municipal and insurance business as well as credit research. Mr. Kiesel previously served as PIMCO’s Global Head of Investment Grade Corporate Bonds and as a Senior Credit Analyst. Mr. Kiesel began his investment career in 1992.
Mohit Mittal	2019	Mr. Mittal joined PIMCO in 2007 and is a Managing Director and Portfolio Manager, Liability Driven Investment and Credit. He manages multi-sector portfolios with added specialization in long credit, investment grade credit, total return, and unconstrained bond portfolios. Mr. Mittal previously served as a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal began his investment career in 2007.
Investors Should Retain This Supplement For Future Reference
S1219.P.FI
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